UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		000-22117	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

4 Landmark Square
Stamford,	Connecticut		06901
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers.

On April 27, 2020, John W. Alden, a member of the Board of Directors of Silgan Holdings Inc., or the Company, notified the Company that he will retire from the Board of Directors of the Company upon the expiration of his term of office as a Class II Director of the Company immediately following the Company’s annual meeting of stockholders scheduled to be held on June 8, 2020, or the Meeting, and therefore he will not stand for reelection as a Class II Director of the Company at the Meeting. Mr. Alden will serve the rest of his term of office as a Class II Director of the Company. Mr. Alden has indicated that his decision to retire from the Board of Directors of the Company is not the result of any disagreement with the Company.

Mr. Alden has served as a Director of the Company for almost 19 years, since November 2001. Mr. Alden has also served as Chairperson of the Compensation Committee of the Board of Directors of the Company since January 2018 and as a member of the Compensation and Audit Committees of the Board of Directors of the Company since November 2001. The Company and its Board of Directors express their appreciation to Mr. Alden for his service as a Director of the Company and for his many contributions to the Company.

As a result of Mr. Alden’s retirement as a Class II Director of the Company upon the expiration of his term of office, in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, immediately following the Meeting, the Class II Director position held by Mr. Alden will be eliminated, the total number of Directors constituting the Board of Directors of the Company will be reduced from nine to eight and the number of Directors constituting the Class II Directors of the Company will be reduced from three to two.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General
Counsel and Secretary

Date: April 27, 2020

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